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                                                                 EXHIBIT i(1)(f)


                                   CONSENT OF
                        FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 11 to the Form N-1A Registration Statement of AIM Variable Insurance Funds, Inc. (File No. 33-57340).

                                         /s/ FREEDMAN, LEVY, KROLL & SIMONDS
                                         FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
February 17, 1999